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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002.

The undersigned, John K. Sheppard, President and Chief Executive Officer of Cott Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended January 1, 2005 (the "Report").

The undersigned hereby certifies that to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 10th day of March, 2005.

/s/ John K. Sheppard
-------------------------
John K. Sheppard
President and Chief Executive Officer
March 10, 2005